UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21654

Pioneer Floating Rate Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  November 30, 2020

Date of reporting period:  December 1, 2019 through May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating
Rate Trust

Semiannual Report | May 31, 2020

Ticker Symbol: PHD

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a half-year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally in the opening weeks of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
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Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
May 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 3

Portfolio Management Discussion | 5/31/20
In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Trust during the six-month period ended May 31, 2020. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Trust.
Q     How did the Trust perform during the six-month period ended May 31, 2020?
A     Pioneer Floating Rate Trust returned -10.29% at net asset value (NAV) and -11.37% at market price during the six-month period ended May 31, 2020, while the Trust’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned -4.18% at NAV. Unlike the Trust, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 31 closed end funds in Morningstar’s Bank Loan Closed End Funds category (which may or may not be leveraged), was -8.00%, and the average return at market price of the 31 closed end funds in the same Morningstar category was -16.39%.
The shares of the Trust were selling at a 12.06% discount to NAV on May 31, 2020. Comparatively, the shares of the Trust were selling at a 10.99% discount to NAV on November 30, 2019.
The Trust’s standardized, 30-day SEC yield was 6.00% on May 31, 2020*.
Q     How would you describe the environment for investing in bank loans during the six-month period ended May 31, 2020?
A     As the six-month period opened last December, demand for loans was muted amidst an environment of heightened risk-aversion, which was driven by ongoing geopolitical uncertainties, continuing trade tensions between the U.S. and China, and concerns over the slowing pace of global economic growth. Loan mutual funds continued to experience significant outflows as retail investors reacted to the limited near-term prospects for rising short-term interest rates, as the U.S. Federal Reserve System (Fed), after increasing the federal funds rate target range four times in 2018, reversed course in mid-2019 and took on a more accommodative stance with regard to monetary policy. Lower-quality loans, in particular,
*      The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust’s portfolio securities during the period indicated.
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experienced a performance headwind from a technical-demand perspective. Specifically, collateralized loan obligations (CLOs), which typically absorb the bulk of new issuance, became increasingly wary of deals in the “B-” rating category, due to the risk of downgrades. CLOs are subject to risk guidelines and typically have had quite limited ability to accommodate loans in the “CCC” rating category. Early in the six-month period, we did in fact see significant refinancing to lower yields among higher-quality loans, given their ratings attractiveness for CLOs.
Beginning in mid-February 2020, performance in the financial markets began to be driven by the impact of the COVID-19 virus, which had initially emerged in China but quickly spread to most other countries and became a pandemic. Global economies ground to a near halt during March as concerns over the spread of the virus led to the rapid implementation by governments and businesses of extreme measures focused on containment of new cases – commonly described as “flattening the curve” – in an attempt to prevent hospitals and other health systems from being overwhelmed with COVID-19 patients. In addition, oil prices plummeted in response to slumping global demand resulting from the spread of COVID-19, and due to a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
In financial markets, uncertainty over the scope and duration of the pandemic crisis and the need for cash drove wholesale sell-offs across most asset classes, and a flight-to-safety trade that saw U.S. Treasury yields drop to historic lows. Bank loan and high-yield corporate bond prices declined sharply as the economic outlook shifted from growth to recession, and investors anticipated a spike in defaults.
The Trust’s benchmark, the S&P/LSTA Index, experienced its second-steepest monthly decline in history during March, with losses exceeded only by those the index incurred back in October 2008, near the outset of the 2008-09 financial crisis. In addition, volatility in the secondary loan market spiked to all-time highs, with March seeing both the worst and best single-day returns in the history of the loan market. March also saw a record volume of ratings downgrades, largely concentrated in lower-quality loans. A sharp increase in outflows from loan mutual funds during the severe downturn this past spring also put pressure on prices.
The unprecedented shutting down of much of the economy spurred extraordinary policy responses from both the Fed and the U.S. government. The Fed jumped into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and stabilizing investors’ confidence. The measures included reducing the target range of the benchmark federal funds rate to between 0.00% and 0.25%, and committing to making
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 5

purchases of a broad range of investment-grade fixed-income assets. For its part, the U.S. government took steps to backstop the domestic economy with the passage of a stimulus bill in excess of $2 trillion, with the goal of assisting both individuals and businesses. That was followed a few weeks later by passage of another package worth nearly $500 billion, highlighted by support for small businesses.
After volatility in the markets subsided, the London Interbank Offered (LIBOR) rates used to re-set many loan coupons eventually fell more into line with the federal funds rate. The one-month LIBOR declined from 170 basis points (bps) at the beginning of the six-month period, to 17 bps at the end of the period, thus putting pressure on the dividend yields of loan funds. (A basis point is equal to 1/100th of a percentage point.)
The unprecedented scope and rapidity of the responses from policymakers allowed riskier assets to regain some of the ground they had lost in the immediate aftermath of the COVID-19 shutdowns. Investor outflows from loan funds continued, but eased from the levels seen in March, while steeply discounted loan valuations attracted interest in the loan market from separately managed accounts and high-yield bond crossover investors. The leveraged loan secondary market rebounded as well, as the S&P/LSTA Index gained 4.50% and 3.80% in April and May, respectively, although much of the recovery was concentrated in higher-rated names.
However, loan performance finished the period well into negative territory overall, with the S&P/LSTA Index returning -4.18% over the full six months ended May 31, 2020. Within the loan market, the oil & gas, metals & mining, cosmetics, and retail segments suffered the biggest losses, while utilities, pharmaceuticals, and food products held up relatively well.
Q    What factors had the biggest effects on the Trust’s benchmark-relative performance during the six-month period ended May 31, 2020?
A     From an industry perspective, the Trust’s heavy underweight to electronics detracted from benchmark-relative performance as market sentiment with respect to technology-oriented companies held up relatively well over the six-month period, in our opinion. A large portfolio underweight to and security selection within telecommunications also detracted from the Trust’s benchmark-relative results. Another negative factor for the Trust’s benchmark-relative returns was a moderate overweight exposure to aerospace/air transport, as the outlook for that market segment turned recessionary over the six-month period, given lower air-traffic demand due to COVID-19.
The Trust’s non-benchmark allocations to high-yield corporates, both through investments in individual names and exposure to index-based credit-default-swap securities, also detracted from relative performance.
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Modest portfolio exposure to structured assets that were affected by the liquidity crisis the market experienced during the major sell-off in the first quarter of 2020 was another drag on the Trust’s benchmark-relative returns. Most notably, a credit-risk-transfer (CRT) position within residential mortgage-backed securities (RMBS) and a commercial mortgage-backed security (CMBS) position with stressed collateral underperformed and had a negative effect on the Trust’s relative results. (CRTs are securities that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities (GSEs), Fannie Mae and Freddie Mac, to the private sector.)
On the positive side, the Trust’s moderate overweight to autos and a modest underweight to metals & mining were top contributors to benchmark-relative performance during the six-month period. Security selection within oil & gas also aided performance; in particular, our focus on loans of midstream companies that provide storage, pipeline, and transportation services, and that are generally less sensitive to the price of oil, benefited relative returns.
Among the individual loan positions that detracted the most from the Trust’s performance during the six-month period was Summit Midstream. Summit Midstream is an owner and operator of energy infrastructure assets located in shale basins. The loans came under stress with the sharp decline in oil prices over the six-month period. Another individual detractor from the Trust’s performance was Audio Visual Services. COVID-19 restrictions weighed heavily on Audio Visual’s loan price as business conference-and-convention activity came to a standstill. Loans of Shape Technologies, a provider of ultra-high-pressure waterjet pumps used in manufacturing, also underperformed and acted as a drag on the Trust’s performance during the six-month period. Shape Technologies has been experiencing ongoing operational issues and its loan price was punished severely as CLOs exited their positions in the wake of a ratings downgrade.
Looking at specific loan names in the portfolio that aided the Trust’s benchmark-relative returns over the six-month period, a leading positive performance contributor was California Resources, within the oil & gas segment. The exploration & production company saw its loan price rebound on investors’ optimism that it would be able to restructure its debt. The Trust’s exposure to a number of companies viewed as being less vulnerable to the negative economic effects of COVID-19 also proved beneficial for relative performance, including cloud-computing company Rackspace. A position in Endo Pharmaceuticals was another positive contributor to the Trust’s performance during the six-month period, as the company continued to make progress in resolving its problems deriving from opioid-related litigation.
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Q     How did the level of leverage in the Trust change over the six-month period ended May 31, 2020?
A     The Trust employs leverage through a credit agreement.
As of May 31, 2020, 29.1% of the Trust’s total managed assets were financed by leverage, compared with 32.3% of the Trust’s total managed assets financed by leverage at the start of the six-month period on November 30, 2019. During the six-month period, the Trust reduced the absolute amount of funds borrowed by a total of $36 million, to $103 million as of May 31, 2020. The percentage of the Trust’s total managed assets financed by leverage decreased during the six-month period due to a decrease in leverage.
Q    Did the Trust have any exposure to derivative securities during the six-month period ended May 31, 2020? If so, did the derivatives have any material effect on the Trust’s performance?
A     As noted earlier, the Trust had some exposure to high-yield corporate bonds through index-based credit-default-swap securities during the six-month period, which we employed principally to help maintain liquidity in the portfolio. The derivatives had a negative effect on the Trust’s results as the high-yield asset class underperformed.
Q     Did the Trust’s dividend/distributions** to shareholders change during the six-month period ended May 31, 2020?
A     The Trust’s monthly distribution was reduced by $0.0025 during the six-month period, from $0.0625 per share to $0.0600 per share, as LIBOR rates declined. The reduction took effect on May 1, 2020.
Q    What is your investment outlook as the Trust enters the second half of its fiscal year?
A     The default rate on loans for the 12-month period ended May 31, 2020, increased to 3.29% by loan volume, modestly above the historical average of slightly over 3%. The default rate by number of issuers over that same period was 3.14%, also modestly above the long-term average. The default rate on loans held in the Trust has remained below that of the market default rate.
With current economic conditions in a recessionary state, we believe the loan default rate can be expected to rise notably, with analysts’ estimates generally ranging somewhere between 5% (JPMorgan) and 8.5% (Citibank), and with industries such as oil & gas and retail likely to feel the heaviest effects. Our base scenario, however, anticipates that the extraordinary level
**    Dividends and distributions are not guaranteed.
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of support for the markets and the economy from policymakers in reaction to the COVID-19 crisis could well promote a stabilization and gradual recovery, and enable the broader loan market to avoid the more extreme default-rate projections in the low double digits (Fitch). In fact, current spreads have implied a greater default rate than is anticipated, which suggests there is value available within the asset class. (Loan spreads represent the interest rates over and above the LIBOR rate charged to borrowers by banks.)
April and May of 2020 saw loan valuations recover meaningfully following the unprecedented velocity of the losses experienced in March, as high-yield bond crossover investors and separately managed accounts stepped in to take advantage of steep discounts. We have also seen some signs of emerging CLO activity in support of the loan market. In addition, we believe new-to-market CLOs may benefit from some of the recently implemented government-debt-buying programs. Even with the partial recovery towards the end of the six-month period, we believe the loan market remained attractively valued at the end of May.
Of course, loan valuations within a number of segments that have been bearing the brunt of the COVID-19 social-distancing measures, such as movie theaters, fitness centers, and restaurants, are likely to be quite directly influenced by the pace and success of the efforts to reopen the economy. With COVID-19 restrictions in the process of being eased in some areas, there is the potential for those stressed areas of the loan market to rebound, absent a spike in infection rates. We plan to evaluate closely the ability of certain borrowers to maintain sufficient liquidity to stay afloat should the re-opening process ultimately unfold in fits and starts in the event a second wave of virus cases proves to be a roadblock. We have been particularly cautious with respect to the retail sector, especially in the wake of the mall and store closures driven by the pandemic-related shutdowns.
The recent rate cuts by the Fed have put downward pressure on LIBOR reference rates, and the Trust’s income generation. However, we believe loans remain an attractive potential component of income-oriented investors’ portfolios, based on the relatively low correlation of loans with other asset classes, even if loans are not as likely to benefit from rising interest rates over the near term.
At the end of the six-month period, the average loan price in the benchmark S&P/LSTA Index stood at 90.39% of par (face value), suggesting the potential for investors to benefit from capital appreciation should discounted loans eventually return to par.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 9

Please refer to the Schedule of Investments on pages 15–35 for a full listing of Trust securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.
The Trust is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust’s assets in illiquid securities may restrict the Trust’s ability to take advantage of market opportunities.
The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust’s income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.
The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with the Trust’s use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of the Trust’s investment
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portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust’s shares.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
The Trust may invest in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
These risks may increase share price volatility.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 11

Portfolio Summary | 5/31/20

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Prime Security Services Borrower LLC (aka Protection 1 Security Solutions),
	First Lien 2019 Refinancing Term B-1 Loan, 4.25% (LIBOR + 325 bps), 9/23/26	1.19%
2.	Endo Luxembourg Finance Company I S.a.r.l., Initial Term Loan, 5.0%
	(LIBOR + 425 bps), 4/29/24	1.09
3.	U.S. Renal Care, Inc., Initial Term Loan, 5.188% (LIBOR + 500 bps), 6/26/26	1.09
4.	Garda World Security Corp., Initial Term Loan, 4.93% (LIBOR + 475 bps), 10/30/26	1.08
5.	Bass Pro Group LLC, Initial Term Loan, 6.072% (LIBOR + 500 bps), 9/25/24	1.07
6.	SPDR Blackstone/GSO Senior Loan ETF	1.00
7.	Chobani LLC (Chobani Idaho LLC), First Lien New Term Loan, 4.5%
	(LIBOR + 350 bps), 10/10/23	0.97
8.	Trico Group LLC, First Lien Tranche B-2 Term Loan, 8.45% (LIBOR + 700 bps), 2/2/24	0.97
9.	Rackspace Hosting, Inc., First Lien Term B Loan, 4.0% (LIBOR + 300 bps), 11/3/23	0.93
10.	Option Care Health, Inc., Term B Loan, 4.674% (LIBOR + 450 bps), 8/6/26	0.90

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
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Prices and Distributions | 5/31/20

Market Value per Share^

	5/31/20	11/30/19
Market Value	$8.97	$10.53
Premium/(Discount)	(12.06)%	(10.99)%

Net Asset Value per Share^

	5/31/20	11/30/19
Net Asset Value	$10.20	$11.83

Distributions per Share*:

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
12/1/19–5/31/20	$0.3725	$ —	$ —

Yields

	5/31/20	11/30/19
30-day SEC Yield	6.00%	5.25%

The data shown above represents past performance, which is no guarantee of future results.
^  Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust’s website at www.amundipioneer.com/us.
*  The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 13

Performance Update | 5/31/20
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns
(As of May 31, 2020)
	Net
	Asset		S&P/LSTA
	Value	Market	Leveraged
Period	(NAV)	Price	Loan Index
10 Years	5.27%	3.84%	4.01%
5 Years	1.97	1.34	2.57
1 Year	-8.52	-6.21	-2.86

Call 1-800-710-0935 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.
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Schedule of Investments | 5/31/20 (unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 140.5%
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 118.0% of Net Assets*(a)
	Aerospace & Defense — 4.0%
1,217,289	American Airlines, Inc., 2017 Class B Term Loan, 2.184%
	(LIBOR + 200 bps), 12/15/23	$ 884,056
1,250,000	Delta Air Lines, Inc., Term Loan, 5.51% (LIBOR +
	475 bps), 4/29/23	1,235,781
2,487,500	Jazz Acquisition, Inc., First Lien Initial Term Loan, 4.42%
	(LIBOR + 425 bps), 6/19/26	1,865,625
2,486,237	MRO Holdings, Inc., Initial Term Loan, 6.45% (LIBOR +
	500 bps), 6/4/26	1,715,504
1,954,923	Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
	Initial Term Loan, 6.25% (LIBOR + 525 bps), 4/29/24	1,896,276
2,974,799	WP CPP Holdings LLC, First Lien Initial Term Loan, 4.75%
	(LIBOR + 375 bps), 4/30/25	2,573,201
	Total Aerospace & Defense	$ 10,170,443
	Airlines — 0.8%
2,468,750	Allegiant Travel Co., Replacement Term Loan, 3.434%
	(LIBOR + 300 bps), 2/5/24	$ 2,036,719
	Total Airlines	$ 2,036,719
	Automobile — 6.7%
2,135,537	American Axle & Manufacturing, Inc., Tranche B Term
	Loan, 3.0% (LIBOR + 225 bps), 4/6/24	$ 2,057,234
1,582,292	Commercial Vehicle Group, Inc., Initial Term Loan, 11.5%
	(LIBOR + 1,050 bps), 4/12/23	1,431,974
621,391	CWGS Group LLC (aka Camping World, Inc.), Term Loan,
	4.116% (LIBOR + 275 bps), 11/8/23	561,841
2,000,000	Drive Chassis Holdco LLC, Second Lien Term B Loan,
	9.561% (LIBOR + 825 bps), 4/10/26	1,750,000
2,350,000	IXS Holdings, Inc., Initial Term Loan, 6.298% (LIBOR +
	500 bps), 3/5/27	2,138,500
2,373,741	Navistar, Inc., Tranche B Term Loan, 3.68% (LIBOR +
	350 bps), 11/6/24	2,290,660
818,028	Superior Industries International, Inc., Replacement Term
	Loan, 4.174% (LIBOR + 400 bps), 5/22/24	662,603
1,724,014	Thor Industries, Inc., Initial USD Term Loan, 4.123%
	(LIBOR + 375 bps), 2/1/26	1,674,448
1,012,827	TI Group Automotive Systems LLC, Initial US Term Loan,
	3.25% (LIBOR + 250 bps), 6/30/22	973,580
3,601,687	Trico Group LLC, First Lien Tranche B-2 Term Loan, 8.45%
	(LIBOR + 700 bps), 2/2/24	3,372,080
	Total Automobile	$ 16,912,920

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 15

Schedule of Investments | 5/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Banking — 0.5%
1,196,898	Nouryon Finance BV (aka AkzoNobel), Initial Dollar Term
	Loan, 3.222% (LIBOR + 300 bps), 10/1/25	$ 1,146,778
	Total Banking	$ 1,146,778
Beverage, Food & Tobacco — 1.5%
3,486,874	Chobani LLC (Chobani Idaho LLC), First Lien New Term
	Loan, 4.5% (LIBOR + 350 bps), 10/10/23	$ 3,406,676
500,000	Froneri International, Ltd., Second Lien Facility Term
	Loan, 5.924% (LIBOR + 575 bps), 1/31/28	475,000
	Total Beverage, Food & Tobacco	$ 3,881,676
Broadcasting & Entertainment — 2.0%
1,496,250	Creative Artists Agency LLC, Closing Date Term Loan,
	3.924% (LIBOR + 375 bps), 11/27/26	$ 1,433,750
728,809	Gray Television, Inc., Term B-2 Loan, 2.58% (LIBOR +
	225 bps), 2/7/24	701,934
467,304	Gray Television, Inc., Term C Loan, 2.83% (LIBOR +
	250 bps), 1/2/26	456,497
2,020,977	Sinclair Television Group, Inc., Tranche B Term Loan,
	2.43% (LIBOR + 225 bps), 1/3/24	1,970,453
492,500	Sinclair Television Group, Inc., Tranche B-2b Term Loan,
	2.69% (LIBOR + 250 bps), 9/30/26	481,419
	Total Broadcasting & Entertainment	$ 5,044,053
Building Materials — 1.8%
808,289	Circor International, Inc., New Term Loan, 4.25%
	(LIBOR + 325 bps), 12/11/24	$ 719,377
2,500,000	CPG International LLC (fka CPG International, Inc.), New
	Term Loan, 5.933% (LIBOR + 375 bps), 5/5/24	2,420,313
1,458,750	WKI Holding Co., Inc. (aka World Kitchen), Initial Term
	Loan, 4.991% (LIBOR + 400 bps), 5/1/24	1,393,106
	Total Building Materials	$ 4,532,796
Buildings & Real Estate — 2.0%
1,229,228	Beacon Roofing Supply, Inc., Initial Term Loan, 2.424%
	(LIBOR + 225 bps), 1/2/25	$ 1,176,602
246,990	Builders FirstSource, Inc., Refinancing Term Loan, 4.0%
	(LIBOR + 300 bps), 2/29/24	241,896
1,496,193	Ply Gem Midco, Inc., Initial Term Loan, 3.948% (LIBOR +
	375 bps), 4/12/25	1,427,929
2,856,219	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
First Lien Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/29/23	2,199,882
	Total Buildings & Real Estate	$ 5,046,309

The accompanying notes are an integral part of these financial statements.
16 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Principal
Amount
USD ($)		Value
	Business Services — 0.4%
1,142,920(b)	Gbt US LLC, Cov-Lite Term Loan, 2/26/27	$ 994,341
	Total Business Services	$ 994,341
	Chemicals — 0.1%
340,000	Innophos Holdings, Inc., Initial Term Loan, 3.972%
	(LIBOR + 375 bps), 2/5/27	$ 332,350
	Total Chemicals	$ 332,350
	Chemicals, Plastics & Rubber — 4.3%
1,957,424	Core & Main LP, Initial Term Loan, 3.978% (LIBOR +
	275 bps), 8/1/24	$ 1,888,914
1,985,000	Hexion, Inc., USD Term Loan, 4.94% (LIBOR +
	350 bps), 7/1/26	1,904,359
1,979,313	Reynolds Group Holdings, Inc., Incremental US Term
	Loan, 2.924% (LIBOR + 275 bps), 2/5/23	1,922,407
1,361,963	Tata Chemicals North America, Term Loan, 3.75%
	(LIBOR + 275 bps), 8/7/20	1,327,914
2,610,951	Tronox Finance LLC, First Lien Initial Dollar Term Loan,
	3.452% (LIBOR + 275 bps), 9/23/24	2,512,387
1,316,875	Twist Beauty International Holdings SA, Facility B2, 4.0%
	(LIBOR + 300 bps), 4/22/24	1,185,187
	Total Chemicals, Plastics & Rubber	$ 10,741,168
	Computers & Electronics — 5.4%
235,924	Applied Systems, Inc., First Lien Closing Date Term Loan,
	4.7% (LIBOR + 325 bps), 9/19/24	$ 229,797
2,750,000	Applied Systems, Inc., Second Lien Initial Term Loan,
	8.45% (LIBOR + 700 bps), 9/19/25	2,722,500
2,222,455	Chloe OX Parent LLC, Initial Term Loan, 5.95% (LIBOR +
	450 bps), 12/23/24	1,927,980
798,317	CornerStone OnDemand, Inc., Term Loan, 5.348%
	(LIBOR + 425 bps), 4/22/27	789,336
1,764,628	Energy Acquisition LP (aka Electrical Components
	International), First Lien Initial Term Loan,
	4.424% (LIBOR + 425 bps), 6/26/25	1,411,702
995,000	NCR Corp., Initial Term Loan, 2.68% (LIBOR +
	250 bps), 8/28/26	960,175
3,200,000	Pitney Bowes, Inc., Incremental Tranche B Term Loan,
	5.91% (LIBOR + 550 bps), 1/7/25	2,562,666
230,000	Presidio Holdings, Inc., Initial Term Loan, 4.27% (LIBOR +
	350 bps), 1/22/27	224,825
2,764,509	Ultra Clean Holdings, Inc., Term Loan B, 4.674% (LIBOR +
	450 bps), 8/27/25	2,695,396
	Total Computers & Electronics	$ 13,524,377

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 17

Schedule of Investments | 5/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Construction & Building — 0.5%
1,262,163	QUIKRETE Holdings, Inc., First Lien Initial Term Loan,
	2.674% (LIBOR + 250 bps), 2/1/27	$ 1,205,050
	Total Construction & Building	$ 1,205,050
Consumer Nondurables — 0.6%
1,496,250	Sunshine Luxembourg VII S.a.r.l., Facility Term Loan B1,
	5.322% (LIBOR + 425 bps), 10/1/26	$ 1,439,393
	Total Consumer Nondurables	$ 1,439,393
Consumer Services — 1.7%
4,257,785	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2019 Refinancing
	Term B-1 Loan, 4.25% (LIBOR + 325 bps), 9/23/26	$ 4,157,727
	Total Consumer Services	$ 4,157,727
Containers, Packaging & Glass — 0.9%
754,673	Plastipak Holdings, Inc., Tranche B Term Loan, 2.68%
	(LIBOR + 250 bps), 10/14/24	$ 733,920
1,496,250	Pregis TopCo LLC, First Lien Initial Term Loan, 4.174%
	(LIBOR + 400 bps), 7/31/26	1,418,943
	Total Containers, Packaging & Glass	$ 2,152,863
Diversified & Conglomerate Manufacturing — 3.0%
868,601	ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
	Term B-1 Loan, 4.323% (LIBOR + 325 bps), 7/27/23	$ 849,275
3,854,092	Garda World Security Corp., Initial Term Loan, 4.93%
	(LIBOR + 475 bps), 10/30/26	3,778,618
3,294,378	Pelican Products, Inc., First Lien Term Loan, 4.5%
	(LIBOR + 350 bps), 5/1/25	2,956,704
	Total Diversified & Conglomerate Manufacturing	$ 7,584,597
Diversified & Conglomerate Service — 11.8%
1,965,704	Albany Molecular Research, Inc., First Lien Initial Term
	Loan, 4.25% (LIBOR + 325 bps), 8/30/24	$ 1,917,381
1,000,000	Albany Molecular Research, Inc., Second Lien Initial Term
	Loan, 8.0% (LIBOR + 700 bps), 8/30/25	935,000
1,542,173	Alion Science & Technology Corp., First Lien Term Loan,
	5.5% (LIBOR + 450 bps), 8/19/21	1,530,607
3,157,088	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC),
	Initial Term Loan, 4.424% (LIBOR + 425 bps), 7/10/26	3,051,192
997,500	AVSC Holding Corp. (aka PSAV, Inc.), 2019 First Lien
Incremental Term Loan, 5.5% (LIBOR +
	450 bps), 10/15/26	700,744
3,200,464	AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial Term
	Loan, 4.26% (LIBOR + 325 bps), 3/3/25	2,276,330
3,137,704	CB Poly Investments LLC, First Lien Closing Date Term
	Loan, 5.95% (LIBOR + 450 bps), 8/16/23	2,541,540

The accompanying notes are an integral part of these financial statements.
18 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Principal
Amount
USD ($)		Value
	Diversified & Conglomerate Service — (continued)
1,004,919	DG Investment Intermediate Holdings 2, Inc. (aka
	Convergint Technologies Holdings LLC), First Lien Initial
	Term Loan, 3.75% (LIBOR + 300 bps), 2/3/25	$ 945,880
1,935,057	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	1,619,401
1,121,250	DynCorp International, Inc., Term Loan, 7.0% (LIBOR +
	600 bps), 8/18/25	1,070,794
992,500	Emerald 2, Ltd., First Lien Initial Term B-1 Loan, 5.2%
	(LIBOR + 375 bps), 7/10/26	935,431
786,784	Filtration Group Corporation, Initial Dollar Term Loan,
	3.17% (LIBOR + 300 bps), 3/31/25	764,409
638,157	Gates Global LLC, Initial B-2 Dollar Term Loan, 3.75%
	(LIBOR + 275 bps), 4/1/24	613,110
1,575,879	GHX Ultimate Parent Corp., First Lien Initial Term Loan,
	4.625% (LIBOR + 325 bps), 6/28/24	1,508,904
1,984,925	Mitchell International, Inc., First Lien Initial Term Loan,
	3.424% (LIBOR + 325 bps), 11/29/24	1,877,407
18,708	National Mentor Holdings, Inc. (aka Civitas Solutions,
	Inc.), First Lien Initial Term C Loan, 5.71%
	(LIBOR + 425 bps), 3/9/26	18,209
411,915	National Mentor Holdings, Inc. (aka Civitas Solutions,
	Inc.), First Lien Initial Term Loan, 4.792%
	(LIBOR + 425 bps), 3/9/26	400,931
807,655	Sound Inpatient Physicians, Inc., Second Lien Initial Term
	Loan, 6.924% (LIBOR + 675 bps), 6/26/26	753,811
3,976,003	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	2,943,661
313,484	Tempo Acquisition LLC, Initial Term Loan, 2.924%
	(LIBOR + 275 bps), 5/1/24	302,251
1,331,011	West Corp., Incremental Term B-1 Loan, 4.95% (LIBOR +
	350 bps), 10/10/24	1,077,010
2,403,817	West Corp., Initial Term B Loan, 5.45% (LIBOR +
	400 bps), 10/10/24	1,966,322
	Total Diversified & Conglomerate Service	$ 29,750,325
	Electric & Electrical — 1.3%
3,316,404	Rackspace Hosting, Inc., First Lien Term B Loan, 4.0%
	(LIBOR + 300 bps), 11/3/23	$ 3,235,795
	Total Electric & Electrical	$ 3,235,795
	Electronics — 2.3%
3,778,197	Natel Engineering Co., Inc., Initial Term Loan, 6.072%
	(LIBOR + 500 bps), 4/30/26	$ 2,833,647
640,796	nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
	Term B-2 Loan, 5.5% (LIBOR + 450 bps), 10/20/22	519,045
2,777,137	Scientific Games International, Inc., Initial Term B-5 Loan,
	3.476% (LIBOR + 275 bps), 8/14/24	2,501,737
	Total Electronics	$ 5,854,429

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 19

Schedule of Investments | 5/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Entertainment & Leisure — 0.4%
890,220	Motion Acquisition, Ltd. Facility B1, 4.323% (LIBOR +
	325 bps), 11/12/26	$ 828,349
107,280	Motion Acquisition, Ltd. Facility B2, 4.323% (LIBOR +
	325 bps), 11/12/26	99,301
	Total Entertainment & Leisure	$ 927,650
Farming & Agriculture — 0.4%
1,151,538	Dole Food Co., Inc., Tranche B Term Loan, 3.75%
	(LIBOR + 275 bps), 4/6/24	$ 1,131,098
	Total Farming & Agriculture	$ 1,131,098
Financial Services — 2.2%
1,442,287	Baring Private Equity Asia VI Holding (2), Ltd., First Lien
Initial Dollar Term Loan, 4.0% (LIBOR +
	300 bps), 10/26/22	$ 1,352,144
2,384,250	Blackhawk Network Holdings, Inc., First Lien Term Loan,
	2.924% (LIBOR + 275 bps), 6/15/25	2,236,427
1,905,288	Everi Payments, Inc., Term B Loan, 3.822% (LIBOR +
	275 bps), 5/9/24	1,768,742
100,000	Everi Payments, Inc., Term Loan, 11.5% (LIBOR +
	1,050 bps), 5/9/24	101,500
	Total Financial Services	$ 5,458,813
Forest Products — 0.5%
1,317,624	ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
	4.5% (LIBOR + 350 bps), 11/20/23	$ 1,225,390
	Total Forest Products	$ 1,225,390
Gaming and Hotels — 0.2%
439,135	PCI Gaming Authority, Term B Facility Loan, 2.674%
	(LIBOR + 250 bps), 5/29/26	$ 418,855
	Total Gaming and Hotels	$ 418,855
Healthcare — 2.5%
2,000,000	Loire UK Midco 3, Ltd., Facility B, 3.674% (LIBOR +
	350 bps), 4/21/27	$ 1,913,124
3,241,875	Option Care Health, Inc., Term B Loan, 4.674% (LIBOR +
	450 bps), 8/6/26	3,144,619
1,389,518	Phoenix Guarantor, Inc. (aka Brightspring), First Lien
Tranche B-1 Term Loan, 3.434% (LIBOR +
	325 bps), 3/5/26	1,359,990
	Total Healthcare	$ 6,417,733
Healthcare & Pharmaceuticals — 9.2%
1,047,322	Alkermes, Inc., 2023 Term Loan, 2.44% (LIBOR +
	225 bps), 3/27/23	$ 989,720
3,228,558	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien
	Initial Term Loan, 3.674% (LIBOR + 350 bps), 9/26/24	3,099,416

The accompanying notes are an integral part of these financial statements.
20 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Principal
Amount
USD ($)		Value
	Healthcare & Pharmaceuticals — (continued)
1,500,000	Alphabet Holding Co., Inc. (aka Nature’s Bounty),
	Second Lien Initial Term Loan, 7.924% (LIBOR +
	775 bps), 9/26/25	$ 1,288,500
498,741	Auris Luxembourg III S.a r.l., Facility B2, 3.924% (LIBOR +
	375 bps), 2/27/26	458,841
1,990,000	Curium BidCo S.a.r.l., Facility B, 5.072% (LIBOR +
	400 bps), 7/9/26	1,950,200
4,058,046	Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
	5.0% (LIBOR + 425 bps), 4/29/24	3,817,099
1,496,250	FC Compassus LLC, Initial Term Loan, 6.072% (LIBOR +
	500 bps), 12/31/26	1,413,956
2,971,178	Kindred Healthcare LLC, Closing Date Term Loan, 5.188%
	(LIBOR + 500 bps), 7/2/25	2,836,227
2,542,651	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	3.924% (LIBOR + 375 bps), 11/13/25	2,390,092
750,000	Parexel International Corp., Initial Term Loan, 2.924%
	(LIBOR + 275 bps), 9/27/24	714,141
2,245,000	Sotera Health Holdings LLC, First Lien Initial Term Loan,
	5.5% (LIBOR + 450 bps), 12/11/26	2,190,278
2,000,000	Upstream Newco, Inc., First Lien Initial Term Loan,
	4.674% (LIBOR + 450 bps), 11/20/26	1,950,000
	Total Healthcare & Pharmaceuticals	$ 23,098,470
	Healthcare, Education & Childcare — 5.6%
1,500,000	Alliance HealthCare Services, Inc., Second Lien Initial
	Term Loan, 11.0% (LIBOR + 1,000 bps), 4/24/24	$ 525,000
2,402,314	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 4.572% (LIBOR + 350 bps), 5/10/23	2,093,016
2,718,058	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 5.2% (LIBOR + 375 bps), 2/21/25	2,349,987
1,832,393	Life Time Fitness, Inc., 2017 Refinancing Term Loan,
	3.75% (LIBOR + 275 bps), 6/10/22	1,637,243
1,413,103	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
	Holdings, Inc.), First Lien Term B Loan, 3.924%
	(LIBOR + 375 bps), 11/16/25	1,357,335
1,941,193	Quorum Health Corp., Term Loan, 7.75% (LIBOR +
	675 bps), 4/29/22	1,732,515
540,000	Surgery Center Holdings, Inc., 2020 Incremental Term
	Loan, 9.0% (LIBOR + 800 bps), 9/3/24	550,800
3,987,494	U.S. Renal Care, Inc., Initial Term Loan, 5.188% (LIBOR +
	500 bps), 6/26/26	3,813,870
	Total Healthcare, Education & Childcare	$ 14,059,766

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 21

Schedule of Investments | 5/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Hotel, Gaming & Leisure — 2.9%
1,404,039	Boyd Gaming Corp., Refinancing Term B Loan, 2.345%
	(LIBOR + 225 bps), 9/15/23	$ 1,349,281
2,230,356	Caesars Resort Collection LLC (fka Caesars Growth
	Properties Holdings LLC), Term B Loan, 2.924% (LIBOR +
	275 bps), 12/23/24	2,039,183
528,387	Eldorado Resorts, Inc., Term Loan, 3.25% (LIBOR +
	225 bps), 4/17/24	523,103
2,000,000	Golden Nugget, Inc. (aka Landry’s, Inc.), Initial Term B
	Loan, 3.455% (LIBOR + 250 bps), 10/4/23	1,734,850
1,000,000	Hanjin International Corp. (aka Wilshire Grand Center),
	Initial Term Loan, 2.674% (LIBOR + 250 bps), 10/19/20	885,000
444,375	Penn National Gaming, Inc., Term B-1 Facility Loan, 3.0%
	(LIBOR + 225 bps), 10/15/25	422,712
435,043	Stars Group Holdings BV, USD Term Loan, 4.95% (LIBOR +
	350 bps), 7/10/25	430,693
	Total Hotel, Gaming & Leisure	$ 7,384,822
	Insurance — 3.9%
997,487	Alliant Holdings Intermediate LLC, 2019 New Term Loan,
	3.421% (LIBOR + 325 bps), 5/9/25	$ 961,329
885,049	Alliant Holdings Intermediate LLC, Initial Term Loan,
	2.924% (LIBOR + 275 bps), 5/9/25	849,331
2,299,881	Confie Seguros Holding II Co., Term B Loan, 5.75%
	(LIBOR + 475 bps), 4/19/22	1,951,065
1,256,891	Integro Parent, Inc., First Lien Initial Term Loan, 6.75%
	(LIBOR + 575 bps), 10/31/22	1,225,468
1,385,220	MPH Acquisition Holdings LLC, Initial Term Loan, 4.2%
	(LIBOR + 275 bps), 6/7/23	1,334,660
1,736,875	Sedgwick Claims Management Services, Inc. (Lightning
	Cayman Merger Sub, Ltd.), 2019 Term Loan, 4.174%
	(LIBOR + 400 bps), 9/3/26	1,678,980
250,000(b)	Sedgwick Claims Management Services, Inc. (Lightning
	Cayman Merger Sub, Ltd.), 2020 Term Loan, 9/3/26	245,000
1,628,250	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 3.174% (LIBOR + 300 bps), 5/16/24	1,567,191
	Total Insurance	$ 9,813,024
	Leasing — 0.5%
1,470,000	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
	B-1 Term Loan, 4.639% (LIBOR + 375 bps), 9/11/23	$ 1,337,700
	Total Leasing	$ 1,337,700
	Leisure & Entertainment — 0.8%
1,479,968	24 Hour Fitness Worldwide, Inc., Term Loan, 4.95%
	(LIBOR + 350 bps), 5/30/25	$ 483,457
1,000,000	AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
	Inc.), Term B-1 Loan, 4.08% (LIBOR + 300 bps), 4/22/26	762,500

The accompanying notes are an integral part of these financial statements.
22 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Principal
Amount
USD ($)		Value
	Leisure & Entertainment — (continued)
291,750	CityCenter Holdings LLC, Term B Loan, 3.0% (LIBOR +
	225 bps), 4/18/24	$ 274,537
928,057	Fitness International LLC, Term B Loan, 4.322% (LIBOR +
	325 bps), 4/18/25	541,754
	Total Leisure & Entertainment	$ 2,062,248
	Machinery — 2.2%
428,415	Blount International, Inc., New Refinancing Term Loan,
	4.75% (LIBOR + 375 bps), 4/12/23	$ 411,993
851,429	CTC AcquiCo GmbH, Facility B2, 3.113% (LIBOR +
	275 bps), 3/7/25	772,671
1,246,875	MHI Holdings LLC, Initial Term Loan, 5.174% (LIBOR +
	500 bps), 9/21/26	1,153,359
1,068,874	NN, Inc., Tranche B Term Loan, 6.5% (LIBOR +
	575 bps), 10/19/22	880,931
2,220,761	Shape Technologies Group, Inc., Initial Term Loan, 4.043%
	(LIBOR + 300 bps), 4/21/25	1,426,839
1,035,865	Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
	Loan, 2.674% (LIBOR + 250 bps), 10/23/25	893,434
	Total Machinery	$ 5,539,227
	Media — 1.8%
1,994,937	Altice France SA, USD TLB-13, Incremental Term Loan,
	4.184% (LIBOR + 400 bps), 8/14/26	$ 1,925,114
1,990,000	Diamond Sports Group LLC, Term Loan, 3.42% (LIBOR +
	325 bps), 8/24/26	1,727,983
831,718	Quincy Media, Inc. (fka Quincy Newspapers, Inc.), Term
	Loan B, 4.003% (LIBOR + 300 bps/PRIME +
	200 bps), 11/2/22	779,735
	Total Media	$ 4,432,832
	Metals & Mining — 3.9%
1,815,745	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 4.02% (LIBOR + 275 bps), 12/22/23	$ 1,785,113
2,552,595	Big River Steel LLC, Closing Date Term Loan, 6.45%
	(LIBOR + 500 bps), 8/23/23	2,297,335
1,922,455	BWay Holding Co., Initial Term Loan, 4.561% (LIBOR +
	325 bps), 4/3/24	1,772,504
887,500	Oxbow Carbon LLC, First Lien Tranche B Term Loan,
	3.924% (LIBOR + 375 bps), 1/4/23	825,375
2,902,513	Phoenix Services International LLC, Term B Loan, 4.75%
	(LIBOR + 375 bps), 3/1/25	2,532,443
750,445	TMS International Corp. (aka Tube City IMS Corp.),
	Term B-2 Loan, 3.75% (LIBOR + 275 bps), 8/14/24	705,419
	Total Metals & Mining	$ 9,918,189

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 23

Schedule of Investments | 5/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — 3.6%
543,125	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
	Initial Term Loan, 3.424% (LIBOR + 325 bps), 9/29/25	$ 505,219
1,000,000(b)	ChampionX Holding, Inc., Term Loan, 5/28/27	955,000
615,625	NorthRiver Midstream Finance LP, Initial Term B Loan,
	4.683% (LIBOR + 325 bps), 10/1/25	572,531
2,473,462	Prairie ECI Acquiror LP, Initial Term Loan, 6.2% (LIBOR +
	475 bps), 3/11/26	2,250,232
1,625,547	St. Joseph Energy Center LLC, Term B Loan Advance,
	4.5% (LIBOR + 350 bps), 4/10/25	1,503,631
1,640,369	Summit Midstream Partners Holdings LLC, Term Loan
	Credit Facility, 7.0% (LIBOR + 600 bps), 5/13/22	328,074
3,721,804	Traverse Midstream Partners LLC, Advance Term Loan,
	5.0% (LIBOR + 400 bps), 9/27/24	3,072,814
	Total Oil & Gas	$ 9,187,501
	Personal, Food & Miscellaneous Services — 2.5%
1,523,925	IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings), 2020
	Replacement Term B Loan, 3.751% (LIBOR +
	275 bps), 2/5/25	$ 1,434,121
2,002,169	Knowlton Development Corp., Inc., Initial Term Loan,
	3.924% (LIBOR + 375 bps), 12/22/25	1,892,049
1,462,061	Parfums Holding Co., Inc., First Lien Initial Term Loan,
	5.25% (LIBOR + 425 bps), 6/30/24	1,346,010
2,000,000	Parfums Holding Co., Inc., Second Lien Initial Term Loan,
	10.21% (LIBOR + 875 bps), 6/30/25	1,760,000
	Total Personal, Food & Miscellaneous Services	$ 6,432,180
	Printing & Publishing — 1.3%
1,400,000(b)	Nielsen Finance LLC (VNU, Inc.), Term B-5 Loan, 6/6/25	$ 1,401,750
2,049,911	Trader Corp., First Lien 2017 Refinancing Term Loan, 4.0%
	(LIBOR + 300 bps), 9/28/23	1,926,917
	Total Printing & Publishing	$ 3,328,667
	Professional & Business Services — 6.8%
1,000,000	AI Convoy (Luxembourg) S.a.r.l., Facility B, 4.65%
	(LIBOR + 350 bps), 1/18/27	$ 957,501
500,000	APX Group, Inc., Initial Loan, 5.174% (LIBOR +
	500 bps), 12/31/25	466,250
2,985,000	athenahealth, Inc., First Lien Term B Loan, 5.284%
	(LIBOR + 450 bps), 2/11/26	2,887,988
992,500	Blackstone CQP Holdco LP, Initial Term Loan, 4.616%
	(LIBOR + 350 bps), 9/30/24	954,041
2,495,000	Clear Channel Outdoor Holdings, Inc., Term B Loan, 4.26%
	(LIBOR + 350 bps), 8/21/26	2,330,330
1,492,500	Ensemble RCM LLC, Closing Date Term Loan, 4.437%
	(LIBOR + 375 bps), 8/3/26	1,468,247

The accompanying notes are an integral part of these financial statements.
24 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Principal
Amount
USD ($)		Value
	Professional & Business Services — (continued)
1,488,750	MYOB US Borrower LLC, First Lien Initial US Term Loan,
	4.174% (LIBOR + 400 bps), 5/6/26	$ 1,429,200
2,005,630	Pre-Paid Legal Services, Inc. (aka LegalShield), First Lien
	Initial Term Loan, 3.424% (LIBOR + 325 bps), 5/1/25	1,920,391
2,967,637	SIWF Holdings, Inc. (aka Spring Window Fashions), First
	Lien Initial Term Loan, 5.322% (LIBOR +
	425 bps), 6/15/25	2,670,873
350,000	STG-Fairway Holdings LLC, First Lien Term Loan Facility,
	4.572% (LIBOR + 350 bps), 1/31/27	321,125
1,926,248	Verscend Holding Corp., Term B Loan, 4.674% (LIBOR +
	450 bps), 8/27/25	1,864,849
	Total Professional & Business Services	$ 17,270,795
	Retail — 5.4%
3,964,783	Bass Pro Group LLC, Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/25/24	$ 3,746,720
3,241,875	Dealer Tire LLC, Term B-1 Loan, 4.424% (LIBOR +
	425 bps), 12/12/25	3,027,101
250,000	Landry’s Finance Acquisition Co., Term B Loan, 13.0%
	(LIBOR + 1,200 bps), 10/4/23	260,000
1,101,878	Men’s Wearhouse, Inc., Tranche B-2 Term Loan, 4.335%
	(LIBOR + 325 bps), 4/9/25	291,998
1,220,857	Michaels Stores, Inc., 2018 New Replacement Term B
	Loan, 3.534% (LIBOR + 250 bps), 1/30/23	1,066,419
958,481	PetSmart, Inc., Amended Term Loan, 5.0% (LIBOR +
	400 bps), 3/11/22	944,037
3,209,957	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	5.187% (LIBOR + 450 bps), 9/12/24	2,888,961
1,500,000	United Natural Foods, Inc., Initial Term Loan, 4.424%
	(LIBOR + 425 bps), 10/22/25	1,415,391
	Total Retail	$ 13,640,627
	Securities & Trusts — 2.7%
2,728,111	KSBR Holding Corp., Initial Term Loan, 4.494% (LIBOR +
	350 bps), 4/15/26	$ 2,672,416
1,481,288	Pug LLC, USD Term B Loan, 3.674% (LIBOR +
	350 bps), 2/12/27	1,307,236
1,857,143	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	1,680,714
1,272,436	Stonepeak Lonestar Holdings LLC, Initial Term Loan,
	5.635% (LIBOR + 450 bps), 10/19/26	1,186,547
	Total Securities & Trusts	$ 6,846,913

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 25

Schedule of Investments | 5/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Telecommunications — 3.4%
995,000	CenturyLink, Inc., Term B Loan, 2.424% (LIBOR +
	225 bps), 3/15/27	$ 958,398
2,776,434	Commscope, Inc., Initial Term Loan, 3.424% (LIBOR +
	325 bps), 4/6/26	2,680,647
2,040,217	Windstream Services LLC (fka Windstream Corp.),
Tranche B-6 Term Loan, 8.25% (PRIME +
	500 bps), 3/29/21	1,030,309
1,750,000	Windstream Services LLC (fka Windstream Corp.),
Tranche B-7 Term Loan, 7.5% (PRIME +
	425 bps), 2/17/24	883,750
3,050,000(b)	Xplornet Communications, Inc., Term Loan, 5/29/27	2,928,000
	Total Telecommunications	$ 8,481,104
Textile & Apparel — 0.9%
2,488,750	Adient US LLC, Initial Term Loan, 5.204% (LIBOR +
	400 bps), 5/6/24	$ 2,233,653
	Total Textile & Apparel	$ 2,233,653
Transport — 0.4%
1,123,728	Patriot Container Corp. (aka Wastequip), First Lien Closing
	Date Term Loan, 4.5% (LIBOR + 350 bps), 3/20/25	$ 1,067,541
	Total Transport	$ 1,067,541
Transportation — 0.6%
2,212,150	Envision Healthcare Corp., Initial Term Loan, 3.924%
	(LIBOR + 375 bps), 10/10/25	$ 1,467,624
249,844	Syncreon Group BV, Second Out Term Loan, 7.45%
	(LIBOR + 600 bps), 4/1/25	156,152
	Total Transportation	$ 1,623,776
Utilities — 1.8%
679,651	Compass Power Generation LLC, Tranche B-1 Term Loan,
	4.5% (LIBOR + 350 bps), 12/20/24	$ 644,182
2,159,596	Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II
	LC LLC), Term Loan, 4.75% (LIBOR + 375 bps), 10/2/25	2,136,650
1,989,937	Edgewater Generation LLC, Term Loan, 3.924% (LIBOR +
	375 bps), 12/13/25	1,873,526
	Total Utilities	$ 4,654,358
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $324,076,949)	$ 297,737,041

The accompanying notes are an integral part of these financial statements.
26 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Shares		Value
COMMON STOCKS — 0.0%† of Net Assets
Specialty Retail — 0.0%†
91,346+^(c)	Targus Cayman SubCo., Ltd.	$ 108,702
	Total Specialty Retail	$ 108,702
Transportation Infrastructure — 0.0%†
9,505(c)	Syncreon Group	$ 61,388
	Total Transportation Infrastructure	$ 61,388
TOTAL COMMON STOCKS
	(Cost $365,273)	$ 170,090

Principal
Amount
USD ($)
ASSET BACKED SECURITIES — 1.2% of Net Assets
1,000,000(a)	Assurant CLO IV, Ltd., Series 2019-1A, Class E, 8.135%
	(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	$ 729,228
1,000,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series
2017-2A, Class E, 5.835% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	761,091
1,000,000(a)	Madison Park Funding XXII, Ltd., Series 2016-22A,
Class ER, 7.919% (3 Month USD LIBOR + 670 bps),
	1/15/33 (144A)	805,547
1,000,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
Class DRR, 7.424% (3 Month USD LIBOR + 700 bps),
	2/14/31 (144A)	808,295
TOTAL ASSET BACKED SECURITIES
	(Cost $3,931,442)	$ 3,104,161
COLLATERALIZED MORTGAGE OBLIGATIONS —
1.3% of Net Assets
4,100,000(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
Class B1, 9.418% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	$ 2,768,853
760,000(a)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
12.418% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	494,758
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $4,860,000)	$ 3,263,611
COMMERCIAL MORTGAGE-BACKED SECURITIES —
0.4% of Net Assets
249,967(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.56%
	(1 Month USD LIBOR + 623 bps), 1/25/27 (144A)	$ 210,429
625,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
Class D, 4.184% (1 Month USD LIBOR +
	400 bps), 5/15/36 (144A)	478,626

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 27

Schedule of Investments | 5/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES — (continued)
1,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28,
	Class E, 3.0%, 5/15/48 (144A)	$ 359,003
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,639,953)	$ 1,048,058
CORPORATE BONDS — 14.5% of Net Assets
Advertising — 0.4%
1,250,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	$ 975,000
	Total Advertising	$ 975,000
Aerospace & Defense — 0.0%†
105,000	Spirit AeroSystems, Inc., 7.5%, 4/15/25 (144A)	$ 104,410
	Total Aerospace & Defense	$ 104,410
Banks — 0.6%
1,000,000(d)(e)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	$ 872,500
700,000(d)(e)	Credit Suisse Group AG, 7.5% (5 Year USD Swap
	Rate + 460 bps) (144A)	719,740
	Total Banks	$ 1,592,240
Building Materials — 0.4%
996,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	$ 998,490
	Total Building Materials	$ 998,490
Chemicals — 0.4%
1,000,000	OCI NV, 6.625%, 4/15/23 (144A)	$ 1,020,000
	Total Chemicals	$ 1,020,000
Coal — 0.6%
2,000,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 1,513,760
	Total Coal	$ 1,513,760
Commercial Services — 1.0%
1,380,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	$ 1,466,250
495,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	499,331
574,000	Sotheby’s, 7.375%, 10/15/27 (144A)	522,340
	Total Commercial Services	$ 2,487,921
Diversified Financial Services — 1.0%
1,700,000	Avation Capital SA, 6.5%, 5/15/21 (144A)	$ 1,428,000
1,000,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	1,025,000
	Total Diversified Financial Services	$ 2,453,000

The accompanying notes are an integral part of these financial statements.
28 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Principal
Amount
USD ($)		Value
Entertainment — 0.6%
1,500,000	Enterprise Development Authority, 12.0%,
	7/15/24 (144A)	$ 1,474,065
	Total Entertainment	$ 1,474,065
Environmental Control — 0.3%
1,000,000	Tervita Corp., 7.625%, 12/1/21 (144A)	$ 772,500
	Total Environmental Control	$ 772,500
Forest Products & Paper — 0.6%
1,515,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	$ 1,516,318
	Total Forest Products & Paper	$ 1,516,318
Healthcare-Services — 0.6%
1,000,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	$ 1,082,500
395,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	389,075
	Total Healthcare-Services	$ 1,471,575
Holding Companies-Diversified — 0.5%
1,520,000	VistaJet Malta Finance plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	$ 1,212,200
	Total Holding Companies-Diversified	$ 1,212,200
Home Builders — 0.4%
1,000,000	Taylor Morrison Communities, Inc./Taylor Morrison
	Holdings II, Inc., 5.875%, 4/15/23 (144A)	$ 997,500
	Total Home Builders	$ 997,500
Iron & Steel — 0.7%
1,645,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	$ 1,698,200
	Total Iron & Steel	$ 1,698,200
Lodging — 0.3%
1,000,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	$ 881,250
	Total Lodging	$ 881,250
Machinery-Diversified — 0.4%
1,000,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
	8/1/24 (144A)	$ 975,000
	Total Machinery-Diversified	$ 975,000
Media — 0.7%
1,500,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	6.625%, 8/15/27 (144A)	$ 904,500
1,000,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	915,000
	Total Media	$ 1,819,500

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 29

Schedule of Investments | 5/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Mining — 0.7%
1,000,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)	$ 909,090
1,000,000	Novelis Corp., 4.75%, 1/30/30 (144A)	952,500
	Total Mining	$ 1,861,590
Miscellaneous Manufacturers — 0.4%
1,000,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 920,000
	Total Miscellaneous Manufacturers	$ 920,000
Oil & Gas — 0.5%
1,500,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	$ 1,365,930
	Total Oil & Gas	$ 1,365,930
Oil & Gas Services — 0.3%
2,500,000	FTS International, Inc., 6.25%, 5/1/22	$ 625,000
	Total Oil & Gas Services	$ 625,000
Pharmaceuticals — 0.4%
1,000,000	Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)	$ 1,033,020
	Total Pharmaceuticals	$ 1,033,020
REITs — 0.8%
1,000,000	iStar, Inc., 4.75%, 10/1/24	$ 900,000
1,065,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	1,082,306
	Total REITS	$ 1,982,306
Retail — 0.8%
1,000,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	$ 944,700
1,250,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	1,006,250
	Total Retail	$ 1,950,950
Telecommunications — 0.6%
1,000,000(f)	Frontier Communications Corp., 11.0%, 9/15/25	$ 350,000
2,000,000	Windstream Services LLC/Windstream Finance Corp.,
	8.625%, 10/31/25 (144A)	1,191,390
	Total Telecommunications	$ 1,541,390
Transportation — 0.5%
1,000,000(a)	Golar LNG Partners LP, 6.624% (3 Month USD LIBOR +
	625 bps), 11/22/21	$ 750,000
800,000(a)	Golar LNG Partners LP, 8.394% (3 Month USD LIBOR +
	810 bps), 11/15/22 (144A)	600,000
	Total Transportation	$ 1,350,000
TOTAL CORPORATE BONDS
	(Cost $41,189,366)	$ 36,593,115

The accompanying notes are an integral part of these financial statements.
30 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Principal
Amount
USD ($)		Value
INSURANCE-LINKED SECURITIES — 1.6% of
Net Assets(g)
Event-linked Bond — 0.1%
Windstorm – U.S. Regional — 0.1%
250,000(a)	Matterhorn Re, 7.107% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	$ 249,500
	Total Event-linked Bond	$ 249,500

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.2%
	Multiperil – U.S. Regional — 0.1%
250,000+(c)(h)	Ocean View Re 2019, 6/30/20	$ 259,810
	Multiperil – Worldwide — 0.1%
242,000+(c)(h)	Limestone Re 2019-2, 3/1/23 (144A)	$ 255,939
300,000+(c)(h)	Resilience Re, 4/6/21	30
		$ 255,969
	Windstorm – Florida — 0.0%†
250,000+(c)(h)	Formby Re 2018, 2/28/21	$ 47,130
	Total Collateralized Reinsurance	$ 562,909
	Reinsurance Sidecars — 1.3%
	Multiperil – U.S. — 0.0%†
250,000+(c)(h)	Carnoustie Re 2016, 11/30/20	$ 6,750
250,000+(c)(h)	Carnoustie Re 2017, 11/30/21	32,950
250,000+(c)(i)	Harambee Re 2018, 12/31/21	19,500
250,000+(i)	Harambee Re 2019, 12/31/22	23,950
		$ 83,150
	Multiperil – Worldwide — 1.3%
3,037+(c)(h)	Alturas Re 2019-2, 3/10/22	$ 26,460
246,000+(c)(h)	Alturas Re 2020-2, 3/10/23	253,085
250,000+(c)(h)	Bantry Re 2016, 3/31/21	20,150
1,270,809+(c)(h)	Berwick Re 2018-1, 12/31/21	154,657
907,913+(c)(h)	Berwick Re 2019-1, 12/31/22	979,832
20,000+(h)	Eden Re II, 3/22/22 (144A)	12,474
3,800+(c)(h)	Eden Re II, 3/22/23 (144A)	33,711
250,000+(c)(h)	Gleneagles Re 2016, 11/30/20	7,800
300,000+(c)(i)	Lorenz Re 2018, 7/1/21	22,440
199,590+(c)(i)	Lorenz Re 2019, 6/30/22	178,773
300,000+(c)(h)	Merion Re 2018-2, 12/31/21	326,820
400,000+(h)	Pangaea Re 2016-1, 11/30/20	888
400,000+(c)(h)	Pangaea Re 2017-1, 11/30/21	6,440
400,000+(c)(h)	Pangaea Re 2018-1, 12/31/21	23,520
400,000+(c)(h)	Pangaea Re 2018-3, 7/1/22	8,297

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 31

Schedule of Investments | 5/31/20 (unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
327,699+(c)(h)	Pangaea Re 2019-1, 2/1/23	$ 6,828
294,125+(c)(h)	Pangaea Re 2019-3, 7/1/23	295,881
324,259+(c)(h)	Pangaea Re 2020-1, 2/1/24	332,656
150,000+(c)(h)	Sector Re V, Series 8, Class C, 12/1/23 (144A)	110,505
100,000+(c)(h)	Sector Re V, Series 9, Class D, 12/1/24 (144A)	98,649
400,000+(c)(h)	St. Andrews Re 2017-1, 2/1/21	27,120
347,597+(c)(h)	St. Andrews Re 2017-4, 6/1/20	34,204
253,645+(c)(h)	Woburn Re 2018, 12/31/21	33,934
244,914+(c)(h)	Woburn Re 2019, 12/31/22	143,237
		$ 3,138,361
	Total Reinsurance Sidecars	$ 3,221,511
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $4,267,364)	$ 4,033,920

Shares
INVESTMENT COMPANY — 1.4% of Net Assets
80,752	SPDR Blackstone/GSO Senior Loan ETF	$ 3,482,026
TOTAL INVESTMENT COMPANY
	(Cost $3,201,327)	$ 3,482,026
TEMPORARY CASH INVESTMENTS — 2.1%
of Net Assets
REPURCHASE AGREEMENTS — 2.1%
1,750,000	$1,750,000 Merrill Lynch, Pierce, Fenner &
Smith, Inc., 0.07%, dated 5/31/20 plus
accrued interest on 6/1/20 collateralized by
$1,785,000 Government National Mortgage
	Association, 3.0%, 11/20/49 - 4/20/50.	$ 1,750,000
1,750,000	$1,750,000 RBC Capital Markets LLC, 0.06%, dated
5/31/20 plus accrued interest on 6/1/20 collateralized
by $1,785,009 Government National Mortgage
	Association, 4.5%, 9/20/46 - 4/20/50.	1,750,000
1,750,000	$1,750,000 ScotiaBank, 0.06%, dated 5/31/20 plus
accrued interest on 6/1/20 collateralized by the following:
$964 Federal National Mortgage Association,
3.5%, 7/1/42
	$1,801,573 U.S. Treasury Notes, 2.1%, 2/15/41.	1,750,000
$ 5,250,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $5,250,000)	$ 5,250,000
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 140.5%
	(Cost $388,781,674)	$ 354,682,022
	OTHER ASSETS AND LIABILITIES — (40.5)%	$(102,278,843)
	NET ASSETS — 100.0%	$ 252,403,179

The accompanying notes are an integral part of these financial statements.
32 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2020, the value of these securities amounted to $41,272,223, or 16.4% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2020.

^	Security is valued using fair value methods (other than supplied by independent pricing services).
+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at May 31, 2020.
(b)	This term loan will settle after May 31, 2020, at which time the interest rate will be determined.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at May 31, 2020.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Security is in default.
(g)	Securities are restricted as to resale.
(h)	Issued as participation notes.
(i)	Issued as preference shares.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$5,005,332	$4,997,093
Other Long-Term Securities	$166,920,665	$195,502,948

The Trust is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Trust’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2020, the Trust did not engage in any cross trade activity.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 33

Schedule of Investments | 5/31/20 (unaudited) (continued)
At May 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $390,124,862 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$1,926,946
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(37,369,786)
Net unrealized depreciation	$(35,442,840)

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of May 31, 2020, in valuing the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$—	$297,737,041	$—	$297,737,041
Common Stocks
Specialty Retail	—	—	108,702	108,702
Transportation Infrastructure	—	61,388	—	61,388
Asset Backed Securities	—	3,104,161	—	3,104,161
Collateralized Mortgage Obligations	—	3,263,611	—	3,263,611
Commercial Mortgage-Backed
Securities	—	1,048,058	—	1,048,058
Corporate Bonds	—	36,593,115	—	36,593,115
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S. Regional	—	—	259,810	259,810
Multiperil – Worldwide	—	—	255,969	255,969
Windstorm – Florida	—	—	47,130	47,130
Reinsurance Sidecars
Multiperil – U.S.	—	—	83,150	83,150
Multiperil – Worldwide	—	—	3,138,361	3,138,361
All Other Insurance-Linked
Securities	—	249,500	—	249,500
Investment Company	3,482,026	—	—	3,482,026
Repurchase Agreements	—	5,250,000	—	5,250,000
Total Investments in Securities	$3,482,026	$347,306,874	$3,893,122	$354,682,022

The accompanying notes are an integral part of these financial statements.
34 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

			Change in
	Balance	Realized	unrealized			Accrued	Balance
	as of	gain	appreciation			discounts/	as of
	11/30/19	(loss)(1)	(depreciation)(2)	Purchases	Sales	premiums	5/31/20
Common Stocks
Health Care
Technology	$2,096	$312,341	$—	$—	$(314,437)	$—	$—
Specialty Retail	108,702	—	—	—	—	—	108,702
Insurance-Linked
Securities
Collateralized
Reinsurance
Multiperil –
U.S. Regional	248,379	—	11,431	—	—	—	259,810
Multiperil –
Worldwide	397,211	(32,920)	49,091	—	(157,413)	—	255,969
Windstorms –
Florida	79,929	—	(1,912)	—	(30,887)	—	47,130
Reinsurance
Sidecars
Multiperil – U.S.	386,450	—	(2,344)	—	(300,956)	—	83,150
Multiperil –
Worldwide	3,710,611	—	65,254	670,259	(1,307,763)	—	3,138,361
Total	$4,933,378	$279,421	$121,520	$670,259	$(2,111,456)	$—	$3,893,122

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended May 31, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at May 31, 2020:	$107,661

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 35

Statement of Assets and Liabilities | 5/31/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $388,781,674)	$354,682,022

Cash	2,163,943
Receivables —
Investment securities sold	15,179,921
Interest	2,132,596
Dividends	33,525
Other assets	33
Total assets	$374,192,040
LIABILITIES:
Payables —
Credit agreement	$103,450,000
Investment securities purchased	17,951,159
Trustees’ fees	8,611
Interest expense	16,508
Unrealized depreciation on unfunded loan commitments	144,191
Due to affiliates	24,897
Accrued expenses	193,495
Total liabilities	$121,788,861
NET ASSETS:
Paid-in capital	$344,939,989
Distributable earnings (loss)	(92,536,810)
Net assets	$252,403,179
NET ASSET VALUE PER SHARE:
No par value
based on $252,403,179/24,738,174 shares	$10.20

The accompanying notes are an integral part of these financial statements.
36 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 5/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$11,505,189
Dividends from unaffiliated issuers	168,704
Total investment income		$11,673,893
EXPENSES:
Management fees	$1,386,146
Administrative expense	92,591
Transfer agent fees	5,143
Custodian fees	62,887
Professional fees	85,549
Printing expense	14,420
Pricing fees	21,137
Trustees’ fees	10,415
Interest expense	1,359,600
Miscellaneous	129,148
Total expenses		$3,167,036
Net investment income		$8,506,857
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(8,335,948)
Swap contracts	(2,327,585)
Other assets and liabilities denominated in
foreign currencies	(3,831)	$(10,667,364)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(28,553,469)
Swap contracts	(261,360)
Unfunded loan commitments	(139,788)
Other assets and liabilities denominated in foreign currencies	2,989	(28,951,628)
Net realized and unrealized gain (loss) on investments		$(39,618,992)
Net decrease in net assets resulting from operations		$(31,112,135)

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 37

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	5/31/20	Ended
	(unaudited)	11/30/19
FROM OPERATIONS:
Net investment income (loss)	$8,506,857	$17,994,475
Net realized gain (loss) on investments	(10,667,364)	(9,886,339)
Change in net unrealized appreciation (depreciation)
on investments	(28,951,628)	4,901,558
Net increase (decrease) in net assets resulting
from operations	$(31,112,135)	$13,009,724
DISTRIBUTIONS TO SHAREOWNERS:
($0.37 and $0.74 per share, respectively)	$(9,214,970)	$(18,182,558)
Total distributions to shareowners	$(9,214,970)	$(18,182,558)
Net decrease in net assets	$(40,327,105)	$(5,172,834)
NET ASSETS:
Beginning of period	$292,730,284	$297,903,118
End of period	$252,403,179	$292,730,284

The accompanying notes are an integral part of these financial statements.
38 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 5/31/20

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations	$(31,112,135)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(227,559,145)
Proceeds from disposition and maturity of investment securities	259,247,885
Net sales of temporary cash investments	5,770,000
Net accretion and amortization of discount/premium on investment securities	(739,767)
Change in unrealized depreciation on investments in unaffiliated issuers	28,553,469
Change in unrealized depreciation on unfunded loan commitments	139,788
Change in unrealized appreciation on swap contracts	261,360
Change in unrealized depreciation on other assets and liabilities denominated
in foreign currencies	(2,990)
Net realized loss on investments in unaffiliated issuers	8,335,948
Net premiums received on swap contracts	877,234
Increase in interest receivable	(799,807)
Decrease in due to affiliates	(33,130)
Increase in trustees’ fees payable	1,811
Decrease in accrued expenses payable	(31,139)
Decrease in interest expense payable	(98,105)
Decrease in cash due to broker	(1,133,779)
Decrease in variation margin for swap contracts	(1,464)
Net cash, restricted cash and foreign currencies provided by operating activities	$41,676,034
Cash Flows Used in Financing Activities:
Borrowings received	$6,000,000
Borrowings repaid	(42,000,000)
Distributions to shareowners	(9,214,970)
Net cash, restricted cash and foreign currencies used in financing activities	$(45,214,970)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$2,990
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$5,699,889
End of period*	$2,163,943
Cash Flow Information:
Cash paid for interest	$1,457,705

*  The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within statement of financial position that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months
	Ended
	5/31/20	Year Ended
	(unaudited)	11/30/19
Cash	$2,163,943	$4,920,837
Foreign currencies, at value	—	31,145
Swaps collateral	—	747,907
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$2,163,943	$5,699,889

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 39

Financial Highlights

	Six Months
	Ended		Year		Year	Year		Year	Year
	5/31/20		Ended		Ended	Ended		Ended	Ended
	(unaudited)		11/30/19		11/30/18	11/30/17		11/30/16*	11/30/15*
Per Share Operating Performance
Net asset value, beginning of period	$11.83		$12.04		$12.42	$12.50		$12.30	$12.82
Increase (decrease) from investment operations: (a)
Net investment income	$0.34		$0.73		$0.74	$0.71		$0.77	$0.76
Net realized and unrealized gain (loss) on investments	(1.60)		(0.20)		(0.40)	(0.06)		0.15	(0.58)
Net increase (decrease) from investment operations	$(1.26)		$0.53		$0.34	$0.65		$0.92	$0.18
Distributions to shareowners from:
Net investment income and previously undistributed net
investment income	$(0.37	)(b)	$(0.74	)(b)	$(0.72)	$(0.73	)(b)	$(0.72)	$(0.70)
Net increase (decrease) in net asset value	$(1.63)		$(0.21)		$(0.38)	$(0.08)		$0.20	$(0.52)
Net asset value, end of period	$10.20		$11.83		$12.04	$12.42		$12.50	$12.30
Market value, end of period	$8.97		$10.53		$10.40	$11.47		$11.78	$10.83
Total return at net asset value (c)	(10.29	)%(d)	5.38%		3.34%	5.55%		8.31%	1.96%
Total return at market value (c)	(11.37	)%(d)	8.59%		(3.34)%	3.43%		15.92%	1.31%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (e)(f)	2.34	%(g)	2.90%		2.56%	2.21%		1.96%	1.81%
Net investment income before preferred share distributions	6.29	%(g)	6.08%		5.98%	5.62%		6.32%	6.00%
Net investment income available to shareowners	6.29	%(g)	6.08%		5.98%	5.62%		6.32%	6.00%
Portfolio turnover rate	45	%(d)	48%		34%	75%		52%	38%
Net assets, end of period (in thousands)	$252,403		$292,730		$297,903	$307,195		$309,308	$304,357

The accompanying notes are an integral part of these financial statements.
40 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/20	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/19	11/30/18	11/30/17	11/30/16*	11/30/15*
Total amount of debt outstanding (in thousands)	$103,450	$139,450	$143,450	$143,450	$143,450	$143,450
Asset coverage per $1,000 of indebtedness	$3,440	$3,099	$3,077	$3,141	$3,156	$3,023

*      The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)   The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is the part of the Trust’s net asset value (“NAV”). A portion of this accumulated net investment income was distributed to shareowners during the period.
(c)   Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d)   Not annualized.
(e)   Expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(f)    Includes interest expense of 1.01%, 1.60%, 1.35%, 0.95%, 0.63% and 0.51%, respectively.
(g)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 41

Notes to Financial Statements | 5/31/20
1. Organization and Significant Accounting Policies
Pioneer Floating Rate Trust (the “Trust”) was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust’s distributor (the “Distributor”).
In November 2016, the Financial Account Standard Board (FASB) issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) Restricted Cash (“ASU 2016-18”), which is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Trust adopted ASU 2016-18 effective with the beginning of the current reporting period, which resulted in changes to the presentation of restricted cash in the Trust’s Statement of Cash Flows and additional disclosures regarding the nature of the restrictions on cash and restricted cash.
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within
42 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

those fiscal years, beginning after December 15, 2018. The Trust has adopted ASU 2017-08 as of May 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Trust's Financial Statements.
The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 43

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust’s shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the
44 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust’s securities may differ significantly from exchange prices, and such differences could be material.
At May 31, 2020, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.04% of net assets. The value of this fair valued security was $108,702.
B.    Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities
Pioneer Floating Rate Trust | Semiannual Report | 5/31/20 45

are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
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The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$18,182,558
Total	$18,182,558

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2019:

2019
Distributable earnings:
Undistributed ordinary income	$693,150
Capital loss carryforward	(47,144,686)
Unrealized depreciation	(5,758,169)
Total	$(52,209,705)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax treatment of premium and amortization, adjustments relating to insurance linked securities, the tax adjustments relating to credit default swaps and partnerships.
E. Risks
At times, the Trust’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust’s investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Trust.
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The Trust invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain instruments held by the Trust pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Under normal market conditions, the Trust seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans. For purposes of the Trust’s investment policies, senior floating rate loans include funds that invest primarily in senior floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust’s ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the Trust, and this decision could adversely affect the Trust’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Trust’s investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk
48 Pioneer Floating Rate Trust | Semiannual Report | 5/31/20

than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The Trust is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust’s custodian and accounting agent, and American Stock & Trust Company (“AST”), the Trust’s transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in
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some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
F.    Insurance-Linked Securities (“ILS”)
The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Trust’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust’s structured reinsurance investments, and therefore the Trust’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.
G.   Repurchase Agreements
Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust’s custodian or a sub-custodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at May 31, 2020, are disclosed in the Schedule of Investments.
H.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
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As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.
As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a
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centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at May 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended May 31, 2020, was $605,107. There were no open credit default swap contracts at May 31, 2020.
I.     Automatic Dividend Reinvestment Plan
All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Trust on terms that differ from the terms of the Plan.
Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares
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to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
J.   Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Trust’s Statement of Assets and Liabilities includes cash on hand at the Trust’s custodian bank and does not include any short-term investments. As of and for the six months ended May 31, 2020, the Trust had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Trust’s portfolio. Management fees are paid monthly under the Trust’s Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.70% of the Trust’s average daily managed assets. “Managed assets” means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2020, the net management fee was 0.70% (annualized) of the Trust’s average daily managed assets, which was equivalent to 1.03% (annualized) of the Trust’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements.
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Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $24,897 in management fees, administrative costs and certain other reimbursements payable to the Adviser at May 31, 2020.
3. Transfer Agent
AST serves as the transfer agent with respect to the Trust’s common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.
In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.
4. Additional Disclosures about Derivative Instruments and Hedging Activities
The Trust’s use of derivatives may enhance or mitigate the Trust’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2020, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Swap contracts	$—	$(2,327,585)	$—	$—	$—
Total Value	$—	$(2,327,585)	$—	$—	$—
Change in net
unrealized
appreciation
(depreciation) on:
Swap contracts	$—	$(261,360)	$—	$—	$—
Total Value	$—	$(261,360)	$—	$—	$—

5. Unfunded Loan Commitments
The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of May 31, 2020, the Trust had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Gbt US LLC	$957,080	$938,563	$832,659	$(105,904)
NMN Holdings III Corp.	439,183	435,524	412,832	(22,692)
Spectacle Gary Holdings LLC	142,857	144,881	129,286	(15,595)
Total Value	$1,539,120	$1,518,968	$1,374,777	$(144,191)

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6. Trust Shares
There are an unlimited number of shares of beneficial interest authorized.
Transactions in shares of beneficial interest for the six months ended May 31, 2020 and the year ended November 30, 2019, were as follows:

	5/31/20	11/30/19
Shares outstanding at beginning of period	24,738,174	24,738,174
Shares outstanding at end of period	24,738,174	24,738,174

7. Credit Agreement
Effective November 26, 2013, the Trust entered into a Revolving Credit Facility (the “Credit Agreement”) with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust’s auction market preferred shares. Effective November 22, 2019, the amount of the credit agreement was reduced to $150,000,000 and was also amended to make it an “evergreen” facility. More specifically the credit agreement renews on a daily basis in perpetuity. The Bank of Nova Scotia may, at any time, elect to terminate its commitment under the Credit Agreement upon 179 days’ written notice to the Trust. As of period end, the Trust has not received a notice of termination.
At May 31, 2020, the Trust had a borrowing outstanding under the Credit Agreement totaling $103,450,000. The interest rate charged at May 31, 2020 was 1.06%. During the six months ended May 31, 2020, the average daily balance was $125,116,667 at an average interest rate of 1.99%. Interest expense of $1,359,600 in connection with the Credit Agreement is included on the Statement of Operations.
The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust’s total liabilities not including any bank loans and senior securities, from the Trust’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
8. Subsequent Events
A monthly dividend was declared on June 4, 2020 from undistributed and accumulated net investment income of $0.0600 per share payable June 30, 2020 to shareowners of record on June 17, 2020.
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ADDITIONAL INFORMATION (unaudited)
During the period, there have been no material changes in the Trust’s investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust’s charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.
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Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19389-14-0720

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Floating Rate Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 31, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 31, 2020

* Print the name and title of each signing officer under his or her signature.